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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 17, 2004

                                LIGHTBRIDGE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       DELAWARE                   000-21319                       04-3065140
(STATE OR OTHER JURISDIC-           (COMMISSION                   (IRS EMPLOYER
TION OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)

               30 CORPORATE DRIVE, BURLINGTON, MASSACHUSETTS 01803 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 359-4000

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.


On November 17, 2004, Lightbridge, Inc., a Delaware corporation ("Lightbridge" or the "Company"), announced that it has lowered its revenue and earnings per share guidance for the fourth quarter ending December 31, 2004.

A copy of the press release issued by Lightbridge on November 17, 2004, entitled "Lightbridge Revises Guidance for Fourth Quarter 2004" is included as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

 (c) EXHIBITS.

      99.1 Press Release issued by Lightbridge on November 17, 2004, entitled "Lightbridge Revises Guidance for Fourth Quarter 2004".



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LIGHTBRIDGE, INC.
                                     By: /s/ Timothy C. O'Brien
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                                     Timothy C. O'Brien
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Treasurer

November 18, 2004